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PROXY                             FINDWHAT.COM                             PROXY
                          5220 SUMMERLIN COMMONS BLVD.
                                   SUITE 500
                            FT. MYERS, FLORIDA 33907


             PROXY FOR ANNUAL MEETING OF STOCKHOLDERS--JUNE 4, 2004


The undersigned stockholder of FindWhat.com (the "Company") hereby appoints Craig A. Pisaris-Henderson and Phillip R. Thune, or either one of them, as attorneys and proxies with full power of substitution to vote all shares of common stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held at The Hilton Garden Inn, 12600 University Drive, Fort Myers, Florida 33907, on June 4, 2004, at 10:00 a.m., local time, and at any adjournments or postponements thereof as follows:



1. TO APPROVE THE ISSUANCE OF 7,000,000 SHARES OF FINDWHAT COMMON STOCK PURSUANT TO FINDWHAT'S MERGER WITH ESPOTTING MEDIA INC.

                                                    [ ]  FOR        [ ]  AGAINST

2.  TO APPROVE THE FINDWHAT 2004 STOCK INCENTIVE PLAN.
                                                    [ ]  FOR        [ ]  AGAINST

3.  TO APPROVE THE EMI REPLACEMENT OPTION PLAN.
                                                    [ ]  FOR        [ ]  AGAINST

4.  ELECTION OF DIRECTORS.

   [ ] FOR all nominees listed below (except as marked to the contrary)      [
    ] WITHHOLD AUTHORITY to vote for all nominees listed below
      (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE,
                  STRIKE A LINE THROUGH THE NOMINEE'S NAME BELOW.)

        -  Craig A. Pisaris-Henderson       -  Phillip R. Thune         -  Frederick E. Guest II
        -  Kenneth E. Christensen           -  Jerry Della Femina       -  Daniel B. Brewster, Jr.
        -  Lee Simonson                     -  David J. Londoner

5. TO APPROVE THE AMENDMENT OF FINDWHAT'S ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF FINDWHAT COMMON STOCK FROM 50,000,000 TO 200,000,000.
                                                    [ ]  FOR        [ ]  AGAINST

6. TO APPROVE THE REINCORPORATION OF FINDWHAT AS A DELAWARE CORPORATION, THEREBY CHANGING ITS DOMICILE FROM NEVADA TO DELAWARE.
                                                    [ ]  FOR        [ ]  AGAINST
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7.  IN THEIR DISCRETION TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME
    BEFORE THE MEETING.


THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3, 4, 5, 6 AND 7.



    The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting of Stockholders, dated April 22, 2004, and the joint proxy statement/prospectus furnished therewith. Any proxy heretofore given to vote said shares hereby is revoked.


    PLEASE SIGN AND DATE THIS PROXY BELOW AND RETURN IN THE ENCLOSED ENVELOPE.

                                                     Dated: _____________ , 2004

                                                     ---------------------------
                                                             (Signature)

                                                     ---------------------------
                                                             (Signature)

                                                     Signature(s) must agree
                                                     with the name(s) printed on
                                                     this Proxy. If shares are
                                                     registered in two names,
                                                     both stockholders should
                                                     sign this Proxy. When
                                                     signing as attorney,
                                                     executor, administrator,
                                                     trustee or guardian, please
                                                     give your full title.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS